Exhibit 99.1
PRIVATE WEALTH MANAGEMENT ●PERSONAL BANKING ●BUSINESS BANKING October 2022INVESTOR PRESENTATION

Copyright © 2022 First Foundation Inc. All Rights Reserved Thispresentationandtheaccompanyingoralcommentarycontain"forward-lookingstatements"asdefinedinthePrivateSecuritiesLitigationReformActof1995.Forward-lookingstatementsoftenincludewordssuchas"believe,""expect,""anticipate,""intend,""plan,""estimate,""project,""outlook,"orwordsofsimilarmeaning,orfutureorconditionalverbssuchas"will,""would,""should,""could,"or"may."Theforward-lookingstatementsinthispresentationandanyaccompanyingoralcommentaryarebasedoncurrentinformationandonassumptionsthatwemakeaboutfutureeventsandcircumstancesthataresubjecttoanumberofrisksanduncertaintiesthatareoftendifficulttopredictandbeyondourcontrol.Asaresultofthoserisksanduncertainties,ouractualfinancialresultsinthefuturecoulddiffer,possiblymaterially,fromthoseexpressedinorimpliedbytheforward-lookingstatementscontainedinthispresentationandanyaccompanyingoralstatementsandcouldcauseustomakechangestoourfutureplans.Thoserisksanduncertaintiesinclude,butarenotlimitedtotheriskofincurringcreditlosses,whichisaninherentriskofthebankingbusiness;thenegativeimpactsanddisruptionsresultingfromtheCOVID-19pandemiconourcolleagues,clients,thecommunitiesweserveandthedomesticandglobaleconomy,whichmayhaveanadverseeffectonourbusiness,financialpositionandresultsofoperations;theriskthatwewillnotbeabletocontinueourinternalgrowthrate;theperformanceofloanscurrentlyondeferralfollowingtheexpirationoftherespectivedeferralperiods;theriskthatwewillnotbeabletoaccessthesecuritizationmarketonfavorabletermsoratall;changesingeneraleconomicconditions,eithernationallyorlocallyintheareasinwhichweconductorwillconductourbusiness;risksassociatedwithchangesininterestrates,whichcouldadverselyaffectourinterestincomeandinterestratemarginsand,therefore,ourfutureoperatingresults;theriskthattheperformanceofourinvestmentmanagementbusinessoroftheequityandbondmarketscouldleadclientstomovetheirfundsfromorclosetheirinvestmentaccountswithus,whichwouldreduceourassetsundermanagementandadverselyaffectouroperatingresults;theriskthatwemaybeunableorthatourboardofdirectorsmaydeterminethatitisinadvisabletopayfuturedividends;risks associatedwithchangesinincometaxlawsandregulations;andrisksassociatedwithseekingnewclientrelationshipsandmaintainingexistingclientrelationships. Additionalinformationregardingtheseandotherrisksanduncertaintiestowhichourbusinessandfuturefinancialperformancearesubjectiscontainedinour2021AnnualReportonForm10-KforthefiscalyearendedDecember31,2021thatwefiledwiththeSEConFebruary28,2022,andotherdocumentswefilewiththeSECfromtimetotime.WeurgerecipientsofthispresentationtoreviewthosereportsandotherdocumentswefilewiththeSECfromtimetotime.Also,ouractualfinancialresultsinthefuturemaydifferfromthosecurrentlyexpectedduetoadditionalrisksanduncertaintiesofwhichwearenotcurrentlyawareorwhichwedonotcurrentlyviewas,butinthefuturemaybecome,materialtoourbusinessoroperatingresults.Duetotheseandotherpossibleuncertaintiesandrisks,readersarecautionednottoplaceunduerelianceontheforward-lookingstatementscontainedinthispresentation,whichspeakonlyasoftoday'sdate,ortomakepredictionsbasedsolelyonhistoricalfinancialperformance.Wealsodisclaimanyobligationtoupdateforward-lookingstatementscontainedinthispresentationorintheabove-referencedreports,whetherasaresultofnewinformation,futureeventsorotherwise,exceptasmayberequiredbylaworNASDAQrules. Non-GAAPFinancialMeasures ThispresentationcontainsbothfinancialmeasuresbasedonGAAPandnon-GAAPbasedfinancialmeasures,whichareusedwhenmanagementbelievesthemtobehelpfulinunderstandingtheCompany’sresultsofoperationsorfinancialposition.Wherenon-GAAPfinancialmeasuresareused,thecomparableGAAPfinancialmeasure,aswellasthereconciliationtothecomparableGAAPfinancialmeasure,canbefoundintheappendixofthispresentationasofandforthequarterendedSeptember30,2022.ThesedisclosuresshouldnotbeviewedasasubstituteforoperatingresultsdeterminedinaccordancewithGAAP,noraretheynecessarilycomparabletonon-GAAPperformancemeasuresthatmaybepresentedbyothercompanies.Safe Harbor Statement1

Copyright © 2022 First Foundation Inc. All Rights Reserved A Multi-Diversified Regional Financial Services Company with a Personal Touch $4.6Billion in Assets Under Management $12.3Billion in Bank Assets COMPANY TRUST SERVICESPERSONAL BANKINGPRIVATE BANKINGBUSINESS BANKINGPRIVATE WEALTH MANAGEMENTData as of September 30, 2022.Five States: CA, TX, NV, HI, and FL718 Employees, 31 Branch/Office Locations CORE BUSINESSTARGET CLIENTSBUSINESS OWNERSREAL ESTATE INVESTORSSMALL AND MEDIUM BUSINESSESHOAs, MSRs, 1031 EXCHANGES, TITLE AND ESCROW COMPANIESLOCAL MUNICIPALITIESHIGH NET WORTH INDIVIDUALS MULTI-GENERATIONAL FAMILIESCORPORATE EXECUTIVESNONPROFITS Focus on providing exceptional service Complementary services $1.2Billion in Trust Assets Under Advisement Scale with a proven business model 2NASDAQ: FFWM

Copyright © 2022 First Foundation Inc. All Rights Reserved 3 Diversified Commercial Lending•Diversified commercial business lending with 33% of loans comprised of commercial term loans, revolving lines of credit, owner occupied CRE, public financing, and equipment leasing. •Commercial business originations totaled 48% for 3Q22 YTD, a 122% increase year over year.•Mature commercial real estate offerings.•49% of total loans in multifamily. Deep relationships with our multifamily borrowers with 60% of originations in 3Q22 YTD sourced directly from borrowers (no broker involvement).Core DepositFunding•Strong base of core deposits with 97% attributable to core, non-wholesale deposits.•73% of core deposit base is made up of commercial business deposits.•37% of deposits are in non-interest bearingaccounts.•Our commercial deposit services channel, representing 45% of total deposits, offers complex treasury management services to a variety of large commercial clients such as mortgage servicers, HOAs, 1031 exchange accommodators, property management, contractor retention, among many others.•Certificates of deposits only account for 8.7% of deposits and wholesale deposits are down to 2.9%.Complementary WealthManagement and Trust Offering•Advisory and trust fees provide diversification to revenue. 13% of total revenue is derived from recurring noninterest income in 3Q22 YTD.•Pre-tax profit margin for Advisory and Trust divisions of 11%(1)in 3Q22 (19% 3Q22 YTD). •Solid year-over-year client growth, 100% of new assets through organic growth.•Ability to attract and retain clients using trust solutions and estate planning.•Diversified client acquisition model from key internal and external referrals and centers of influence.Consistent Profitability•ROAA of 1.13% and ROATCE of 14.4% in 3Q22 YTD.•Efficient operations with efficiency ratio of 54.7% in 3Q22 YTD.•NIM of 3.10% in 3Q22 (3.10% in 3Q22 YTD) Commercial Banking at Our CoreFirst Foundation is a full-service regional commercial bank offering robust business and consumer banking in addition to a full suite of wealth management and trust solutions for our clients 1.Margin in 3Q22 impacted by a one-time charge of $313 thousand. Excluding charge pre-tax margin was 14% in 3Q22 and 20% 3Q22 YTD.

Copyright © 2022 First Foundation Inc. All Rights Reserved 4 Strong Regional PresenceHeadquartered in Dallas, TX, FFWM has 31 branch / offices locations in five states: CA, TX, NV, HI, and FLRecent expansion to Southwest Florida with the acquisition of TGR Financial fits well with FFWM's history of delivering commercial banking and wealth management servicesFFWM’s loan portfolio is primarily concentrated within the branch footprint; 72% of total loans in CA, 4% in TX, 1% in NV, 1% in HI, and 10% in FLExpansion focused on attractive markets with positive demographic trends and business friendly environmentsLocated in Expanding and Affluent MarketsAverage household income of $83k versus overall U.S. market of $62k(1)~2.0x the U.S. average branch deposit growth in our footprint over the past 5 yearso87% in our footprint versus 45% nationwide(2)Outsized population growth in markets with large market share(1)(3)Riverside-San Bernardino-Ontario, CA: 3.7%Sacramento-Roseville-Folsom, CA: 4.2%Las Vegas-Henderson-Paradise, NV: 8.1%Exceptional historical and projected population growth in newly-entered markets(1)Dallas-Fort Worth-Arlington, TX (Historical): 7.3%(3)Dallas-Fort Worth-Arlington, TX (Projected): 5.9%(4)Naples-Marco Island, FL (Historical): 8.8%(3)Naples-Marco Island, FL (Projected): 5.7%(4)Source: SNL Financial; Claritas LLC; FDIC branch reports from SNL Financial; Company Reports1.As of May 2022.2.As of latest FDIC branch report dated September 2022.3.5 year historical.4.5 year projected. Presence in Some of the Fastest Growing MSAs in the Country

Copyright © 2022 First Foundation Inc. All Rights Reserved Our Approach Within Attractive MarketsThree-pronged approach to market entry and presence.1.Grow presence in business friendly and expanding marketsDallas-Fort Worth Metroplex, TXNaples-Marco Island, FL 2.Maintaina strong presence in mature and affluent marketsWest Los Angelesand Pasadena, CAPalos Verdes and the South Bay, CAOrange County, CASan Diego, CAIndian Wells and Palm Springs, CASan Francisco,CASacramento, CALas Vegas, NVHonolulu, HI3.Obtain market share in secondary and stable markets(1)Lucerne Valley: 100% Running Springs: 100%Big Bear Lake: 28.3%El Centro: 8.4%Auburn: 3.0%Source: SNL Financial; Company Reports1. As of latest FDIC branch report dated September 2022. Provide excellent customer service and deepen relationships Focus on deposits as the bank of choice in local region 5 Significant new opportunities for entire suite of services

Copyright © 2022 First Foundation Inc. All Rights Reserved Serving Clients Across Generations Educate + Protect BUILD“Millennials” Plan +Build GROW“Gen X” Consume+ Distribute ENJOY“Boomers” Solutions for every stage in the financial journey Focused Consumer, Real Estate, and Commercial LendingSBA & Small BusinessSmall Balance BusinessEquipment Finance Owner Occupied Real EstateMultifamilyInvestor Owned Real EstateConstructionPrivate Wealth ManagementWealth Planning & AdvisoryInvestment ManagementBusiness Succession Philanthropy ServicesCorporate TrusteeNevada Asset Protection TrustSuccessor TrusteePersonal and Business BankingChecking and Savings AccountsMoney Market AccountsCertificate of Deposits (CDs)Digital Account Opening and SupportMobile BankingFullSuite ofTreasury Management OfferingsPrimary Single FamilyRental Single FamilyHome Equity Lines of CreditPersonal Lines of Credit Solutions to serve both the boomer and the next generations.Expertise on multi-generational gifting strategies and setting up the next gen for financial success.6 Well Positioned to Facilitate The Great Wealth Transfer 45 million U.S. households will pass a mind-boggling $68 trillion ($48 trillion from Boomers alone) to their children —the biggest generational wealth transfer ever.**According to report by Cerulli Associates

Copyright © 2022 First Foundation Inc. All Rights Reserved Technology Driving Efficiencies and Enhancing Client Experience7 Core Technology TechDriving Process EfficienciesClient Experience TechEnhancing the Client ExperienceExisting Strong Foundation in Place Today✓Latest Fiserv Core Baking system: Precision ✓Data warehouse / CRM –marketing and client data mining✓Deep integrations with loan origination systems and core✓AI automating workflows to drive efficiency✓Technology-enhanced compliance tracking✓Digital banking processes with open APIs✓Dedicated to the strictest security measures✓Peer-to-peer payments through Zelle®✓Digital signature capture for lending and deposit products✓Automated online deposit account opening and delivery✓Industry-leading commercial business banking online✓Automated account switching solution to move new customer direct deposits and bill pay to bank Enhancements Made / Planned•Upgraded to Orion, state-of-the-art enterprise investment software platform for wealth management clients•Deep integration between trust accounting and portfolio management systems•New single family loan origination system•New commercial loan origination system upgrades•Account aggregation across institutions•New mobile and desktop consumer banking applications•Digital wallet•New client portal for wealth management clients•Digital asset banking (crypto-friendly bank)•Rewards deposit accounts•Financial wellness scoring Traditional Banking ServicesWith the Same Features as a Fintech Nationally recognized for ourinvestment to drive innovation Key Partners

Copyright © 2022 First Foundation Inc. All Rights Reserved Brand Awareness Using Digital Channels8 1) SEMRush, as of September 30,2022; based on all internet traffic; does not include paid search; does however include all website traffic, not just those of banks and financial services companies.Focused on 50-60 key terms related to our business. Ranked consistently in Top 25 nationally for high-value search phrases. 1.AWARE-NESS Search Engine Optimization Building awareness without paid advertising by ranking highly for relevant search phrases on Google. 2. ENGAGE-MENT SocialMedia Presence on major social networksEngaged community of followersAffinity towards brand and culture 3. DELIVERY Content MarketingValuable content sourced by in-house and third-party writersProvides education; Fosters interestBoosts SEO; Generates leads Key Content TopicsFrequencyInvestment Commentary4 / yearMarket Alerts2–4 / yearThe Week Ahead50 / yearWealth Planning4–6 / yearCyber Security4 / year Sample Search Phrases (note: rankings fluctuate daily)National Rank 1“What is wealth planning”1“Multifamily lending”2“Apartment lending”6“Income property lending”9“Owner occupied real estate financing”12“Private wealth management”12“What is personal banking”11 Digital brand awareness significantly reduces the cost of new client acquisition

Copyright © 2022 First Foundation Inc. All Rights Reserved Loans9

Copyright © 2022 First Foundation Inc. All Rights Reserved Loangrowthhasbeenachievedwhilemaintainingcreditdiscipline.$2.3billion of loans sold since beginning of 2018, not included in CAGR.Consistently low non-performing assets.Loan Growth Driven by Experienced Lending TeamGross Loans ($ in millions)10 1)Represents loan balance, net of mark to market, as of closing December 17, 2021for loans acquired from TGR Financial. $6,353 $1,055 $4,801 $5,051 $5,309 $7,408 $10,355 YE 2018YE 2019YE 2020YE 20213Q22 FFWM Legacy TGR Financial Acquisition(1) (1)

Copyright © 2022 First Foundation Inc. All Rights Reserved Multifamily , $5,089 , 49%Commercial Business(1) , $3,385 , 33%Single Family ,$989 , 10%CRE Investment , $726 ,7%Land and Construction , $145 , 1%Consumer , $5 ,0%Other(2) , $16 , 0%Loan Portfolio by Asset Class 3Q22($ in millions) California$7,460 72%Florida$1,064 10%Texas, $415 , 4%Hawaii, $53 , 1%Nevada, $84 , 1%Other$1,279 12%Loan Portfolio by State 3Q22($ in millions)Loan Portfolio Overview $10,355Total Loans3Q22 Yield on Loans: 4.07%11 1)Commercial Business asset class includes C&I and Commercial Owner Occupied CRE Loans.2)Other includes premiums, discounts and deferred fees and expenses on all loans. $10,355 Total Loans Diversification by asset class and geography/state

Copyright © 2022 First Foundation Inc. All Rights Reserved California, $1,805 , 53%Florida, $335 , 10%Texas, $195 , 6%Hawaii, $12 , 0%Nevada, $53 , 2%Other, $985 , 29%Commercial Business Loans 3Q22($ in millions)Loan Portfolio by Geographic Distribution $5,089Total Loans12 $726Total Loans$989Total Loans$3,385Total LoansTexas and Florida markets continue to be a focus for growth in 2022.Texas originationstotaled $275million during 3Q22 YTD including $116million in commercial business, $152million in multifamily and $6 million in land and construction. Florida originations totaled $167 million during 3Q22 YTD including $63 million in NOO CRE, $71 million in commercial business, $20 million in single family, $9 million in multifamily, and $3 million in land and construction. Closed acquisition of TGR Financial in December 2021,providing $1.1 billion of loans and 36lending employees. California, $4,585 , 90%Florida, $50 , 1%Texas, $189 , 4%Hawaii, $2 , 0%Nevada, $15 , 0%Other, $248 , 5%Multifamily Loans 3Q22 ($ in millions) California, $241 , 33%Florida, $432 , 60%Texas, $23 , 3%Hawaii, $10 , 1%Nevada, $6 , 1%Other, $14 , 2%NOO CRE Loans 3Q22($ in millions) California, $785 , 79%Florida, $135 , 14%Texas, $2 , 0%Hawaii, $29 , 3%Nevada, $10 , 1%Other, $29 , 3%Single Family Loans 3Q22($ in millions)

Copyright © 2022 First Foundation Inc. All Rights Reserved $1,722 $1,844 $1,932 $2,493 $3,913 $2,700 $4,998 $453 $676 $551 $555 $559 $0$1,000$2,000 $3,000$4,000$5,000$6,000201720182019202020213Q21 YTD3Q22 YTD20172018201920202021 FFB able to obtain scale and efficiencies of a larger origination platform due to consistent ability to sell loans.Proven ability to manage portfolio mix.Deep relationships with multifamily borrowers with 60% of originations in 3Q22 YTD sourced directly from borrowers (no broker involvement).Quarterly originations in 3Q22 of $1.6 billion at a weighted average rate of 4.63% compared to 3.73% in 2Q22.Strong Originations Plus Consistent Loan SalesOriginations ($ in millions)$2.8Bn in Loan Sales13 Loan Sales ($ in millions)

Copyright © 2022 First Foundation Inc. All Rights Reserved Net Loan Growth –Originations Continue to Outpace Payoffs14 2Q223Q22 4Q213Q22

Copyright © 2022 First Foundation Inc. All Rights Reserved $0$1,000$2,000 $3,000$4,000$5,000 $6,000 2017 2018 2019 2020 2021 3Q21YTD 3Q22YTDLoan Origination Composition Trend ($ in millions) Commercial Business Multifamily CRE Investment Single Family 122% YoY Growth Commercial business platform provides continued diversification to the bank’s loan originations.Strong quarter of commercial business originations in 3Q22 of $688 million and $2.4 billion 3Q22 YTD.Commercial business originations were 48% of the 3Q22 YTD total, representing a 122% increase in origination balances compared to 3Q21 YTD.Strong Growth in Commercial Business Originations15 (1)1)Includes $171 million in PPP loans.2)Includes $56 million in PPP loans.(2)(2) 40%48%52%42%0%3%7%5%0%2%0%10%20%30%40%50%60% 70%80% 90%100% 3Q21 YTD 3Q22 YTDOrigination Composition Commercial Business Multifamily CRE Investment Single Family Other(2)

Copyright © 2022 First Foundation Inc. All Rights Reserved Public Administration30%Finance and Insurance26%Real Estate and Rental and Leasing7%Manufacturing7%Construction5%Professional, Scientific, and Technical Services4%Admin, and Waste Management and Remediation Services3%Wholesale Trade3%Retail Trade2%Other Services (except Public Administration)2%Management of Companies and Enterprises2%Other(1)9%Commercial Portfolio by Industry Sectors3Q22Diversified Commercial Business PortfolioNo sector comprises more than 30% of the portfolio.1)No individual sector within “Other” category is larger than 2.0%. 1685% of commercial business portfolio is not commercial real estate. $3,385 Total Loans$3,385Total Loans CRE Own Occ14%Commercial Term19%Commercial Line of Credit29%Equipment Finance7%SBA 7A0%SBA Own Occ CRE1%SBA PPP0%Municipal Financing30%Commercial Portfolio by Facility Type 3Q22

Copyright © 2022 First Foundation Inc. All Rights Reserved Conservative Portfolio of Residential Loans MultifamilyLoan Characteristics(1)AverageLoan Size$3.19 MillionAverage LTV(2)54%Average DSCR(3)1.42x% Delinquent0.00% Single Family Real EstateLoan Characteristics(1)AverageLoan Size(5)$653kAverage LTV(2)49%Median FICO(4)764% Delinquent0.29% (0.38% as of 2Q22)1)Data as of September 30, 2022, unless otherwise noted. Excludes Multifamily loans held for sale.2)Loan-to-Value (“LTV”) at time of origination.3)Debt Service Coverage Ratio (“DSCR”) represents the actual fully amortizing DSCR based on the initial interest rate, loan amountand property’s Net Operating Income (“NOI”) at time of origination.4)Median FICO based on the lowest median score of the borrowing entities associated with each loan at time of origination. FICO data at time of origination not available on ~6% of portfolio related to loans originated by acquired banks.5)Excludes zero balance HELOCs.High credit quality with consistently low LTVs for both multifamily and single family loans and strong DSCR ratios on multifamily loans.Conservative underwriting to in-place rents and higher of market or actual vacancy and expenses.No multifamily charge-offs since FFB’s creation in 2007.Strong single family borrower characteristics with high FICO scores and larger loan balances.17

Copyright © 2022 First Foundation Inc. All Rights Reserved 1)UPBR peer group includes commercial banks with assets between $3 billion and $10 billion for data through 3Q21. Starting in 4Q21peer group includes commercial banks with assets between $10 and $100 billion.2)Ratio defined as Total loans and leases on nonaccrual status divided by total loans and leases.3)Ratio defined as loan and lease charge-off, net of recoveries divided by average total loans and leases.4) Peer group data based on the most recently available UBPR report of 2Q22.Strong Credit Quality18(4) FFB NCO Average, 0.02%Peer NCO Average, 0.10% -0.01% 0.09% 0.19% 0.29%201720182019202020213Q22Net Charge-offs (NCOs)/Average Loans FFB NCOs/Average Loans Peer NCOs/Average Loans(1)(3) FFB NCO Average Peer NCO Average Peer Average 4.4xFFB 0.31%0.21%0.20%0.30%0.14%0.14%0.30%0.24%0.25%0.39%0.11%0.11%0.51%0.55%0.47%0.55%0.50%0.41%0.00%0.20% 0.40%0.60%0.80% 1.00%YE 2017YE 2018YE 2019YE 2020YE 20213Q22Non-Performing Loans and Assets FFB NPAs/Assets FFB NPLs/Loans Peer NPLs/Loans(1)(2) (4)

Copyright © 2022 First Foundation Inc. All Rights Reserved Deposits19

Copyright © 2022 First Foundation Inc. All Rights Reserved Significant Growth in Commercial and Retail Deposits3Q22 Cost of Deposits: 0.64%$9,550 Total Deposits20 Brokered deposits decreased by 77% over last 3 years 19% growth in noninterest-bearing deposits year over year $2,247 $2,285 $2,808 $5,318 $4,412 $147 $550 $414 $604 $1,029 $1,251 $2,230 $2,989 $4,258 $1,257 $1,208 $326 $90 $276 $4,533 $4,891 $5,913 $8,812 $9,550 $0$1,000$2,000$3,000$4,000 $5,000 $6,000$7,000$8,000 $9,000$10,000YE 2018YE 2019YE 2020YE 20213Q22Deposits by Channel 3Q22($ in millions) Branch Digital Commercial Services Brokered $3,551 37%$2,254 24%$2,912 31%$834 9% Noninterest-Bearing Demand Interest-Bearing Demand Money Market & Savings Certificates of DepositsDeposits by Type 3Q22($ in millions) Brokered Deposits as a % of Total Deposits27.7%24.7%5.5%1.0%2.9%

Copyright © 2022 First Foundation Inc. All Rights Reserved California, $1,900 , 53%Florida, $410 , 12%Texas, $778 , 22% Hawaii, $17 , 0%Nevada, $32 , 1%Other,$413 , 12%Noninterest-Bearning Deposits 3Q22($ in millions) California, $2,600 , 43%Florida, $1,427 , 24%Texas, $115 , 2%Hawaii, $288 , 5%Nevada, $63 , 1%Other, $1,507 , 25%Interest-Bearing Deposits 3Q22($ in millions) California, $3,040 , 45%Florida, $1,219 , 18%Texas, $856 , 12%Hawaii, $45 , 1%Nevada, $257 , 4%Other, $1,350 , 20%Core Business Deposits 3Q22($ in millions)Deposits by Geographic Distribution21 $3,551Total Non-IBDepositsFirst retail Texas branch opened in May 2022 in Plano.Closed acquisition of TGR Financial in December 2021,providing $2.2 billion of deposits.Florida ranks 2ndand Texas 3rdfor total number of accounts raised from our nationwide digital bank channel.$5,999 Total IBDeposits$6,767Total Business Deposits

Copyright © 2022 First Foundation Inc. All Rights Reserved Core Deposits Account for 97% of all Deposits22 Core deposits increased from 76% to 97% of total deposits over the last three years 1)Total deposits excluding brokered deposits divided by total deposits.2)Brokered deposits plus FHLB borrowings divided by total deposits plus FHLB borrowings plus customer repurchase agreements. Reduction in wholesale funding $3,954 $4,930 $6,742 $9,274 76% 97%65%70% 75% 80% 85% 90% 95% 100%$0$1,000$2,000$3,000$4,000$5,000 $6,000$7,000$8,000 $9,000$10,0003Q193Q203Q213Q22Core Deposits 3Q22($ in millions) Core Deposits Core Deposit Ratio(1) $3,954 $4,930 $6,742 $9,274 $1,216 $534 $103 $276 $500 $260 $1,144 $179 $5,671 $5,724 $6,845 $10,873 30% 13%0%5% 10%15%20%25%30%35%$0$1,000$2,000$3,000 $4,000$5,000$6,000$7,000$8,000 $9,000$10,000$11,0003Q193Q203Q213Q22Funding Summary 3Q22($ in millions) Core Deposits Brokered Deposits FHLB Borrowings Customer Repurchase Agreements Total Wholesale Funding Ratio(2)

Copyright © 2022 First Foundation Inc. All Rights Reserved Commercial Deposits Are Significant Source of Funding23 Commercial business deposits continue to be main source of core funding:1031 Exchanges, Title and Escrow,MSRs, HOAs Business74%Business73%Personal26%Personal27%2Q223Q22Core Deposits By Client Type

Copyright © 2022 First Foundation Inc. All Rights Reserved Launched digital consumer deposit channel in 3Q 2019Online savings –2019Online CDs –2020Online checking –2020Online money market –2022 Balances: $604 million at 9/30/202219% growth quarter over quarterGood granularity of clients: ~ 8,100Over 90% new clientsReaching new, younger client audienceStrong retention experience when dropping rates Low costs to obtain and serviceExpanded digital experience into our retail branches to include paperless onboarding and in branch support for online openingAccount Data Products Benefits24Digital Deposit Channel Success Gen Z (18-25)9%Millennial (26-40)38%Gen X (41-55)24%Baby Boomer (56-76)27%Silent Gen (77-93)2%Number of Accounts by Generation 3Q22 70% of digital bank clients are younger than Baby Boomers 01,0002,000 3,0004,0005,0006,000 7,0008,000 9,000$0$100$200$300 $400 $500 $600$700Sep-19Oct-19Nov-19Dec-19Jan-20Feb-20Mar-20Apr-20May-20Jun-20Jul-20Aug-20Sep-20Oct-20Nov-20Dec-20Jan-21Feb-21Mar-21Apr-21May-21Jun-21Jul-21Aug-21Sep-21Oct-21Nov-21Dec-21Jan-22Feb-22Mar-22Apr-22May-22Jun-22Jul-22Aug-22Sep-22Growth Driven by Digital Marketing Strategy ($ in millions) Account Balance Number of Accounts

Copyright © 2022 First Foundation Inc. All Rights Reserved Wealth Management and Trust25

Copyright © 2022 First Foundation Inc. All Rights Reserved In-House Expertise to Serve ClientsWealth Planning•Lead with planning•Entry point to client’s total financial pictureAsset Allocation•Manage custom investment strategies to serve clients across the risk and return spectrum •Utilizes a mix of equities, fixed income, real estate, and alternative assets•Open architecturePortfolio Construction•Conduct due diligence •Create custom portfolios to match clients’ goals •Monitor, report, and adjust as necessary INVESTMENT MANAGEMENTPHILANTHROPY SERVICESWEALTH PLANNINGTRUST SERVICESASSET ALLOCATIONLEGACY PLANNINGKey CharacteristicsLead with sophisticated financial planning to address client needsOpen architecture investment philosophy with mix of stocks, bonds, mutual funds, ETFs, private equity, REITs, and separately managed accountsIn-house investment capabilities with strong performanceFee-only model (vs. commission-based brokerage) with avg. fee of 60 to 70bpsSignificant cross promotion opportunities with bank, trust, and philanthropy servicesAbility to deepen relationship with multiple generations of the family because of trust and philanthropy business 100% of new Assets Under Management (AUM) and Assets Under Advisement (AUA) through organic growth, more stable than M&APresence in affluent communities throughout CA such as Pasadena, San Diego, West Los Angeles, Orange County,in addition to expanding into Naples, FL in 1Q22Combined Advisory and Trust business pre-tax profit margin of 11%(1)in 3Q22 (19% in 3Q22 YTD)Comprehensive Offering for High-Net-Worth Clients26 1.Margin in 3Q22 impacted by a one-time charge of $313 thousand. Excluding charge pre-tax margin was 14% in 3Q22 and 20% 3Q22 YTD.

Copyright © 2022 First Foundation Inc. All Rights Reserved Loyal Clients and Growing AssetsProfile of Client GrowthTarget client of $3 million to $50million in investible assetsClients are high-net-worth individuals and families (as opposed to institutional)Serve as central point of contact for clients’ financial mattersAverage size of new clients is increasing as model attracts higher net worth clients New client referrals through centers of influence (COIs) and partner channels, which is difficult for other RIAs to replicate30+ year track record of building relationships with COIs –shows trust in ability to serve complex client casesClient referrals from existing clients –shows loyalty across clients27 $3,935 $4,438 $4,927 $5,681 $4,626 $742 $888 $1,105 $1,345 $1,212 $4,677 $5,327 $6,032 $7,026 $5,838 $0$1,000$2,000$3,000$4,000 $5,000$6,000$7,000$8,000 YE 2018 YE 2019 YE 2020 YE 2021 3Q22Wealth Management AUM and Trust AUA ($ in millions) FFA AUM Trust AUA Stable organic growth

Copyright © 2022 First Foundation Inc. All Rights Reserved Profitability28

Copyright © 2022 First Foundation Inc. All Rights Reserved $113.6 $155.6 $170.0 $196.6 $233.3 $171.3 $243.9 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0201720182019202020213Q21YTD3Q22YTDNet Interest Income ($ in millions) Strong Net Interest Income Growth29 (1)1)Cost of interest bearing liabilities excludes the positive impact of non-interest bearing deposits. $3,872 $5,200 $5,921 $6,498 $7,409 $11,297 $0$2,000$4,000$6,000 $8,000$10,000 $12,000YE 2017YE 2018YE 2019YE 2020YE 20213Q22Average Interest-Earning Assets ($ in millions) Loans Securities Other 3.62%3.57%3.45%3.39%3.22%3.31%3.19%3.50%3.84%3.03%3.19%3.16%3.20%3.07%3.17%3.00%3.18%3.10%0.90%0.60%0.45%0.35%0.28%0.26%0.32%0.54%1.23%0.00%0.50% 1.00%1.50% 2.00%2.50%3.00%3.50%4.00%4.50%3Q204Q201Q212Q213Q214Q211Q222Q223Q22Stable Net Interest Margin Earning Assets Yield Net Interest Margin Cost of Interest Bearing Liabilities

Copyright © 2022 First Foundation Inc. All Rights Reserved 60%17%23%Recurring(1)Noninterest Income Breakdown 3Q22 YTD Investment advisory fees Trust and consulting fees Loan and deposit feesProven ability to generate consistent growth of noninterest recurring fee income.Fee income diversifies First Foundation’s operating revenue stream with 13% generated from recurring noninterest income for 3Q22 YTD.Attractive Noninterest Fee Income30 $37.6Million1)Recurring revenue includes all noninterest income excluding revenue in the “other” category. $22.9$24.4$23.1$23.4$28.4$20.9$22.5$3.9$4.3$5.6$6.1$7.6$5.5$6.6$3.9$5.3$7.7$9.6$10.9$8.1$8.6$7.0 $0.4 $4.2 $15.1 $21.5 $21.5 $37.6$34.4$40.6$54.2$68.4$56.0$37.6$0$10$20$30 $40 $50$60 $7020172018201920202021 3Q21 YTD 3Q22 YTDRecurring(1)Noninterest Income Growth ($ in millions) Investment advisory fees Trust and consulting fees Loan and deposit fees Gain on sale of loans

Copyright © 2022 First Foundation Inc. All Rights Reserved Efficient Operating PlatformLevering its investments in personnel and technology, FFB has consistently lowered its noninterest expense to average assets and is currently operating at a significant advantage to peers.1)See “Non-GAAP Measurements” slide on page 48.2)Uniform Bank Performance Report (“UBPR”) Peer group includes commercial banks with assets between $3 billion and $10 billion fordata through 3Q21. Starting in 4Q21 peer group includes commercial banks with assets between $10 and $100 billion. Peer group data based on the most recently available UBPR report of 2Q22.31 62 bps  1.25%1.50%1.75%2.00% 2.25% 2.50%3Q204Q201Q212Q213Q214Q211Q222Q223Q22Noninterest Expense / Average Assets FFB Total(1) FFB Excluding customer service(1) Bank Peer group(2)

Copyright © 2022 First Foundation Inc. All Rights Reserved $50.6$60.0$79.4$118.8$151.3$119.4$128.9 $- $20 $40 $60 $80 $100 $120 $140 $160201720182019202020213Q21YTD3Q22YTDIncome Before Taxes($ in millions) Consistent Earnings GrowthWhile Investing in the FuturePerformancedrivenbygrowthinloans,deposits,andassetsundermanagement.Scalable businessmodelwithsignificantexpenseleverage.1)See “Non-GAAP Measurements” slide on page 46.32 8.6%8.7%11.0%11.9%15.5%15.6%18.3%201620172018201920203Q20YTD3Q21YTDReturn on Average Tangible Common Equity1 8.7%11.0%11.9%15.5%16.9%18.3%14.4%201720182019202020213Q21YTD3Q22YTDReturn on Average Tangible Common Equity(1)

Copyright © 2022 First Foundation Inc. All Rights Reserved $0.78 $1.01 $1.25 $1.88 $2.41 $1.90 $1.65 201720182019202020213Q21YTD3Q22YTDDiluted Earnings Per Share 63.0%63.3%60.8%49.3%47.5%51.2%54.7%201720182019202020213Q21YTD3Q22YTDEfficiency Ratio(2) 8.7%11.0%11.9%15.5%16.9%18.3%14.4%201720182019202020213Q21YTD3Q22YTDReturn on Average Tangible Common Equity(1) 0.70%0.81%0.91%1.26%1.42%1.52%1.13%201720182019202020213Q21YTD3Q22YTDReturn on Average Assets Track Record of Delivering Consistent Profitability33 1)See “Non-GAAP Measurements” slide on page 46.2)See “Non-GAAP Measurements” slide on page 47.

Copyright © 2022 First Foundation Inc. All Rights Reserved 71%10%19%Ownership % by Investor Type(1) Institutional Management and Directors Public and OtherStrong Shareholder Returns Management and insiders have a vested interest in success owning ~10% of shares outstanding.Quarterly dividend paid in 3Q22 of $0.11 and $0.11 a share declared for 4Q22.Dividend yield of 2.43% based on September 30, 2022 share price and $0.11 a share dividend.1)Source: SNL Financial.Market data starting November 3, 2014 and ending September 30, 2022. Ownership data as of October 19, 2022.3494% 78% 33% -35%15%65%115% 165% 215%265% 9/30/2014 12/31/2014 3/31/2015 6/30/2015 9/30/2015 12/31/2015 3/31/2016 6/30/2016 9/30/2016 12/31/2016 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 6/30/2018 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 12/31/2021 3/31/2022 6/30/2022 9/30/2022 Index Share Price Performance(1) FFWM SP500 KBW

Copyright © 2022 First Foundation Inc. All Rights Reserved Why First Foundation Financial Performance Strong and stable revenue from core operationsRecurring non-interest revenue from in-house wealth management and trust operationsDiversified and high-quality loan growth Growing profitabilityTrack record of strong investor returns Valuable Business Model Commercial banking model augmented with wealth management and trust expertiseOrganic growth strategy complemented by strategic acquisitionsValuable client base with cross promotion opportunities. Strong presence in geographic markets with high household incomeTechnology-centric infrastructure to enhance the client experience and drive efficiency Leadership and Culture Experienced and proven management teamTalented workforce with client-centric cultureSignificant insider ownership aligned with shareholders’ interests Credit Quality Conservative credit culture driving superior asset qualityVery low non performing assetsLow to minimal historical charge-offsWell capitalized 35

Copyright © 2022 First Foundation Inc. All Rights Reserved Appendix36

Copyright © 2022 First Foundation Inc. All Rights Reserved A Tradition of Serving Our ClientsHistory of First FoundationThe path First Foundation Inc. has taken to provide banking, trust, financial planning, investment management, estate and legacyplanning and consulting services to our clients, all under one roof and all under this level of care, is a path not often traveled. But we prefer it this way. At First Foundation Inc., we’ve never taken the easy path, but we’ve always chosen the right one –for our clients, our families, our communities, and our stakeholders. The Keller Group was created as an RIA to provide private wealth management servicesFirst Foundation Bank was created as a de novo banking charter. First Foundation is adopted as the name for all affiliates.First Foundation Bank acquires Desert Commercial Bank. First Foundation West Los Angeles opens for business.First Foundation lists shares on NASDAQ Global Stock Marketunder ticker “FFWM”Created services to meet the needs of individuals, families, and businesses.First Foundation San Diego Office opens for business.First Foundation Las Vegas Office opens for business.First Foundation begins offering trust services.First Foundation expands into Sacramento, Auburn, and Roseville through acquisition of Community 1st Bancorp 1990200720102012201420172013201120082004Philanthropy Services are added to complement HNW business. 2015 First Foundation enters Hawaii market through acquisition of Pacific Rim Bank. First Foundation Bank opens offices in Laguna Hills and Seal Beach.2016 First Foundation expands in LA with office in Palos Verdes Estates through acquisition of of PBB Bancorp 2018 First Foundation enhances digital offering through partnership with leading FinTech provider. 2020 Relocation of Principal Executive Office to Dallas, TX.Expands into Florida through acquisition of TGR Financial.2021

Copyright © 2022 First Foundation Inc. All Rights Reserved A sampling of awards and accolades received38Industry Recognition Model Bank Employee EnablementFirst Foundation Bank was recognized as a Model Bank for Employee Enablement by Celent as we developed an integrated back-end and front-end data warehouse and employee intranet designed to keep everything connected and in sync.2021 Civic 50First Foundation was included in the OneOC Civic 50 list, which is compiled annually to spotlight those companies who are civic-minded within the communities they serve.Best-in-Class for HR ManagementGallagher, a global human resources consulting firm, has awarded our team with an award for Best-in-Class for HR Management from their 2019 Benefits Strategy and Benchmarking Survey.Bank & Thrift Sm-All Stars Class of 2022: FFWMThe Sm-All Stars represent the top performing small-cap banks and thrifts in the country. This is the third time FFWM was one of 35 banks chosen. According to Piper Sandler, banks selected have superior performance metrics in growth, profitability, credit quality and capital strength. Featured in the MediaFirst Foundation is a contributor to the media on important topics related to our industry Best Performing Bank in 2021 with Assets Greater than $10BFirst Foundation Bank ranked as the 6th best performing bank in 2021 with assets greater than $10B. S&P Global Market Intelligence calculated score for each bank on six key metrics. 2021 Vision List –Outperforming StockFirst Foundation Inc. (FFWM) made B Riley’s Vision List which is a list of the top-24 stocks across all industries selected by analysts to outperform the small-cap benchmark Russell 2000 Index in the current year. Each year analysts are tasked to identify a single, immutable pick to outperform based on a set of defined criteria.Barron’s Top 100 Independent Advisors America's top independent financial advisors, as identified by Barron's. The ranking reflects the volume of assets overseen by the advisors and their teams, revenues generated for the firms, and the quality of the advisors' practices.CNBC FA 100 TheCNBC FA 100 recognizesthe advisory firms that top the list when it comes to offering a comprehensive planning and financial service that helps clients navigate through their complex financial life. Bank Director Best Small Regional Bank First Foundation Bank (FFB) was selected as the Top 4 small regional bank in the nation in the most recent ranking by Bank Director. The list selected the top 10 banks in each peer group based on several metrics provided by S&P Global Market Intelligence as of year-end 2020 and then studied and ranked each bank further for its performance.

Copyright © 2022 First Foundation Inc. All Rights Reserved Selected Financial Information Financial Highlights: As of for 3Q22 YTDLoans $10.4 BillionRevenue:$285 MillionDeposits$9.5 BillionNet Income:$93 MillionTotalAssets$12.3 BillionROAA1.13%FFA AUM &Trust AUA$5.8 BillionROATCE(3)14.4%TBV per share(2)$15.96Efficiency Ratio(1)54.7% GrowthLoanproduction: 2020–$2.49 billion; 2021 –$3.91 billion; 3Q22 YTD –$5.0 billionDepositgrowth:2020–$1.02 billion; 2021 –$2.90 billion; 3Q22 YTD –$738 millionAUM & AUA growth:2020–$705million; 2021 –$994million; 3Q22 YTD –($1.2) billionRevenue growth: 2020 –19%; 2021 –21%; 3Q22 YTD (over 3Q21 YTD) –25%Net Income growth: 2020 –50%; 2021 –30%; 3Q22 YTD(over 3Q21 YTD) –9%1)See “Non-GAAP Measurements” slide on page 47.2)See “Non-GAAP Measurements” slide on page 49.3)See “Non-GAAP Measurements” slide on page 46.39

Copyright © 2022 First Foundation Inc. All Rights Reserved Allowance for Credit Loss of 32 bps of loans held for investment includes a net decrease of $265 thousand in 3Q22 as a result of a $2.2 million specific reserve release related to PCD loans from prior acquisitions, offset by an increase in allowance of $40 thousand related to impaired loans and an increase of $2.0 million related to the remaining loan portfolio, mainly due to an increase in loan balances. Net increase to allowance for credit losses for securities of $293 thousand in 3Q22, representing 103 bps of securities as a result of changes in expected cash flows on interest-only strip securities due to changes in the interest rate environment and prepayment speeds offset by lower securities balances. Probability of Default (“PD”) and Loss Given Default (‘LGD”) term structure approach for majority of loan portfolio (96% of Non-PCD portfolio) with Loss Rate approach for remainder of Non-PCD loan portfolio.PCD loans associated with the TGR Financial acquisition were individually assessed for credit losses based on methodologies consistent with the CECL standards.Reasonable and supportable forecast period of 2 years using a weighting of Moody’s consensus and alternative economic scenarios.Reversion to long run historical PDs and LGDs after 2 yearperiod. Management expects key drivers of provisioning and reserving under CECL standard going forward to include:Replenishment of reserves for net charge-offsChange in portfolio size and compositionAll other macroeconomic variables and loan level characteristicsOngoing reserve levels will continue to utilize quantitative and qualitative information CECL Methodology Reserves Ongoing Impact40Current Expected Credit Losses (“CECL”)

Copyright © 2022 First Foundation Inc. All Rights Reserved Balance Sheet and Equity Capital1)See “Non-GAAP Measurements” slide on page 49. 41 $10.33 $11.57 $13.44 $14.92 $15.96 YE 2018YE 2019YE 2020YE 20213Q22FFI TBV Per Share(1) 8.01%8.31%8.75%8.44%7.43%YE 2018YE 2019YE 2020YE 20213Q22FFI TCE/TA(1) 8.26%8.22%8.98%8.53%8.14%8.39%8.25%8.93%8.43%YE 2018YE 2019YE 2020YE 20213Q22Tier I Leverage Ratio(2) FFB FFI 10.99%11.12%12.25%12.04%10.68%11.16%11.15%12.17%11.90%YE 2018YE 2019YE 2020YE 20213Q22Total Risk Based Capital Ratio(2) FFB FFI

Copyright © 2022 First Foundation Inc. All Rights Reserved COVID-19: Cares Act and PPP Participation 42 Paycheck Protection Program We participated in the Small Business Administration’s Paycheck Protection Program and funded a total of $227million with an average size of ~$284,000per loan across both rounds of the program.In addition, during the 4Q21 we added $23.1 million of PPP loans through the acquisition of TGR Financial.During the 3Q22, $6.0 million of PPP loans were forgiven, bringing the remaining total to $2.0 million. We recognized an additional $119 thousand of net PPP fee income in 3Q22 or 2% of the total original projected $5.8 million net fees; total fees realized to date are 99% of the total. $25 thousand net PPP fee income remains to be recognized.

Copyright © 2022 First Foundation Inc. All Rights Reserved COVID-19: Strength of Our Portfolio43Forbearance Approvals(1)Our team evaluated all requests loan-by-loan and all $132 million of the legacy portfolio forbearances have been eliminated. 1)Data as of September 30, 2022.2)Includes multifamily loans held for sale in total portfolio percentage calculation. Credit quality remains very strong with the NPA ratio to total assets of 14 bps for 3Q22. Existing forbearances are from acquired TGR Financial. Round 1 Outstanding Forebearances ($ and #) Round 2 Outstanding Forebearances ($ and #) Round 3 Outstanding Forebearances ($ and #) Current Total ($ and #)(2) Round 1 Outstanding Forebearances (%) Round 2 Outstanding Forebearances (%) Round 3 Outstanding Forebearances (%) Current Total (%)(2) Legacy First FoundationLoan Balance ($MM)$0.0$0.0$0.0$0.00.00%0.00%0.00%0.00%Loan Count00000.00%0.00%0.00%0.00%Acquired from TGR FinancialLoan Balance ($MM)$0.4$0.0$0.0$0.40.00%0.00%0.00%0.00%Loan Count50050.06%0.00%0.00%0.06% Portfolio (as of 9/30/22)Count #$ Balance$ Balance (MM)% of Portfolio(2) Commercial Business0$0$0.00.00%Nonowner Occ. Commercial Real Estate0$0$0.00.00%Single Family5$410,833$0.40.04%Small Balance Equipment Finance0$0$0.00.00%Total5$410,833$0.40.00%

Copyright © 2022 First Foundation Inc. All Rights Reserved Impact of Hurricane Ian44 ItemDamagePowerTampaNoYesKraft (Corporate)NoYesPine RidgeNoYesAnchor RodeNoYesCrosspointeNoYesMarco IslandNoYesAve MariaNoYes5THAvenueYesNo •We initiated our business continuity plan (BCP) within hours of learning about Tropical Depression 9 ( “Hurricane Ian”)•All ofour employees are safe•Some employees were displaced from residence permanently•The bank is working to provide assistance toaffected employees •7 locations re-opened within 72 hours (6 branches, 1 corporate office)•1 branch with significant flood damages (5th Ave, Naples), but other branches are within a close proximityto service customers while repairs occur Hurricane Ian made landfall as a category 4 hurricane on September 28, 2022near Fort Myers, Florida (Lee County).

Copyright © 2022 First Foundation Inc. All Rights Reserved Impact of Hurricane Ian45 •Proactively raised the cash levels at the impacted branches to better serve our clients •Actively monitoring NSF/overdraft charges to provide assistance toimpacted customers •Total impact will not be fully known for several weeks, but inquires have been limited to date:•18 inquires totaling $12.7 million•A total of 3 loans for $1.5 million were deemed acceptable for relief and provided payment deferrals:•1 single family loan: $937 thousand was provided a 3 monthpayment deferral with the payment deferral amount due at maturity•1 CRE Investment Loan: $139 thousand was provided a 3 monthpayment deferral due in equal 12 monthinstallments after deferral period•1 Commercial Business Loan: $430 thousand was provided a 3 monthpayment deferral due in equal 12 monthinstallments after deferral period Commercial Business226,10440%CRE Investment147,82426%Single Family, 114,064, 20%Land and Construction, 77,357, 14%Consumer, 2,349, 0%Multifamily1,4810%Collier and Lee County Exposureby Asset Class 3Q22($ in millions)$569 Total Loans Collier and Lee counties experienced the brunt of the Hurricane Impact Counties Included in FEMA Disaster Declaration for Individual Assistance Hurican Ian Loan Portfolio Exposure (as of 9/30/22) CountyLoan Count # $ Balance (MM) % of Impacted Portfolio % of Total Loan Portfolio Collier987$44948.9%4.3% Lee22512113.1%1.2% Hillsborough6611212.2%1.1% Pinellas28465.0%0.4% Sarasota30465.0%0.4% Palm Beach8394.2%0.4% Orange14333.6%0.3% Osceola10192.1%0.2% Volusia4131.4%0.1% Manatee5101.0%0.1% Lake370.8%0.1% Polk570.8%0.1% Brevard550.5%0.0% DeSoto 350.5%0.0% Highlands230.3%0.0% Charlotte920.2%0.0% Flagler110.1%0.0% Seminole210.1%0.0% Monroe210.1%0.0% Hendry100.0%0.0% Total Impacted FEMA Counties1,410$918100.0%8.9%Total Florida Exposure1,473$1,06410.3%Total Loan Portfolio8,857$10,355100.0%

Copyright © 2022 First Foundation Inc. All Rights Reserved Non-GAAP Financial Measures46 1)Annualized net income (loss) divided by average shareholders’ equity.2)Annualized adjusted net income (loss) available to common shareholders divided by average tangible common equity.Returnonaveragetangiblecommonequityisanon-GAAPfinancialmeasurementdeterminedbymethodsotherthaninaccordancewithU.S.generallyacceptedaccountingprinciples(“GAAP”).Thisfigurewascalculatedbyexcludingcoredepositintangible(“CDI”)amortizationexpenseandtheassociatedtaxadjustmentfromnetincomeandexcludingaveragegoodwillandintangiblesassetsfromtheaverageshareholders’equityduringtheassociatedperiods.Webelievethisnon-GAAPmeasureisimportanttoinvestorsandprovidesmeaningfulsupplementalinformationregardingtheperformanceoftheCompany.Thisnon-GAAPmeasureshouldnotbeconsideredasubstituteforfinancialmeasurespresentedinaccordancewithGAAPandmaydifferfromsimilarlytitledmeasuresreportedbyothercompanies.ThetablebelowprovidesareconciliationoftheGAAPmeasureofreturnonaverageequitytothenon-GAAPmeasureofreturnonaveragetangiblecommonequity: Nine Months Ended,($ in thousands)FY 2017FY 2018FY 2019FY 2020FY 20219/30/20219/30/2022Return on Average Tangible Common Equity (ROATCE)Average shareholders' equity323,529$ 474,256$ 585,728$ 649,031$ 759,101$ 725,879$ 1,091,776$ Less: Average goodwill and intangible assets4,503 69,177 98,291 96,209 104,355 94,669 222,515 Average tangible common equity319,026$ 405,080$ 487,437$ 552,823$ 654,746$ 631,210$ 869,260$ Net Income (loss)27,582$ 42,958$ 56,239$ 84,369$ 109,511$ 85,635$ 93,158$ Plus: Amortization of intangible assets expense394 2,043 2,291 1,895 1,579 1,214 1,459 Less: Tax effect on amortization of intangible assets expense(114) (592) (664) (550) (458) (352) (423) Net Income (loss) available to common shareholders27,862$ 44,408$ 57,866$ 85,714$ 110,632$ 86,497$ 94,194$ Return on Average Equity(1)8.5%9.1%9.6%13.0%14.4%15.7%11.4% Return on Average Tangible Common Equity(2)8.7%11.0%11.9%15.5%16.9%18.3%14.4% Tax rate utilized for calculating tax effect on amortization29.0%29.0%29.0%29.0%29.0%29.0%29.0%of intangible assets expense

Copyright © 2022 First Foundation Inc. All Rights Reserved Non-GAAP Financial Measures47 Efficiencyratioisanon-GAAPfinancialmeasurementdeterminedbymethodsotherthaninaccordancewithU.S.GAAP.Webelievethisnon-GAAPmeasureisimportanttoinvestorsThisfigurerepresentstheratioofnoninterestexpenselessamortizationofintangibleassetsexpense,merger-relatedexpense,andFDICinsuranceexpenserefundtothesumofnetinterestincomebeforeallowanceforcreditlossesandtotalnoninterestincomelessnetgain(loss)fromthesaleofotherrealestateowned,netgain(loss)fromthesaleofsecurities,netgainonotherequityinvestmentsandnetgainfromsale-leaseback.andprovidesmeaningfulsupplementalinformationregardingtheperformanceoftheCompany.Thisnon-GAAPmeasureshouldnotbeconsideredasubstituteforfinancialmeasurespresentedinaccordancewithGAAPandmaydifferfromsimilarlytitledmeasuresreportedbyothercompanies.The table below provides a calculation of the non-GAAP measure of efficiency ratio: Nine Months Ended,($ in thousands)FY 2017FY 2018FY 2019FY 2020FY 20219/30/20219/30/2022Efficiency RatioTotal noninterest expense98,976$ 127,075$ 129,594$ 125,778$ 148,086$ 108,522$ 156,765$ Less: Amortization of intangible assets expense(394) (2,043) (2,291) (1,895) (1,579) (1,214) (1,459) Less: Merger-related expense(2,620) (3,794) - - (2,606) (1,550) 35 Less: FDIC insurance expense refund- - 1,211 - - - - Adjusted Noninterest expense95,962$ 121,238$ 128,514$ 123,883$ 143,901$ 105,758$ 155,341$ Net interest income113,618$ 155,610$ 169,954$ 196,644$ 233,284$ 171,326$ 243,971$ Plus: Total noninterest income38,719 35,771 41,776 54,647 70,453 56,623 41,011 Less: Net gain (loss) from other real estate owned- - (742) - - - - Less: Net gain (loss) from securities- - 316 - - - - Less: Net gain on other equity investments- - - - (1,069) - - Less: Net gain on sale-leaseback- - - - - - (1,111) Adjusted Revenue152,337$ 191,381$ 211,304$ 251,291$ 302,668$ 227,949$ 283,871$ Efficiency Ratio63.0%63.3%60.8%49.3%47.5%46.4%54.7%

Copyright © 2022 First Foundation Inc. All Rights Reserved Non-GAAP Financial Measures48 Noninterestexpensetoaverageassetratioisanon-GAAPfinancialmeasurementdeterminedbymethodsotherthaninaccordancewithU.S.GAAP.ThisfigurerepresentstheratioofnoninterestexpenselessamortizationofintangibleassetsexpensetotheaverageassetsduringtheassociatedperiodsforFirstFoundationBank.Webelievethisnon-GAAPmeasureisimportanttoinvestorsandprovidesmeaningfulsupplementalinformationregardingtheperformanceoftheCompany.Thisnon-GAAPmeasureshouldnotbeconsideredasubstituteforfinancialmeasurespresentedinaccordancewithGAAPandmaydifferfromsimilarlytitledmeasuresreportedbyothercompanies.The table below provides a calculation of the non-GAAP measure of noninterest expense to average assets for FFB: ($ in thousands)2Q203Q204Q201Q212Q213Q214Q211Q222Q223Q22Noninterest Expense to Average Assets RatioTotal noninterest expense25,042$ 24,949$ 25,784$ 28,579$ 28,868$ 31,488$ 32,440$ 40,101$ 42,032$ 53,571$ Less: Amortization of intangible assets expense(492) (445) (439) (432) (410) (372) (365) (509) (491) (459) Less: Merger-related expense- - - - (1,166) (384) (1,056) 35 - - Adjusted Noninterest expense24,550$ 24,504$ 25,345$ 28,147$ 27,292$ 30,732$ 31,019$ 39,627$ 41,541$ 53,112$ Less: Customer service expense(1,622) (1,723) (1,728) (1,770) (2,353) (2,512) (2,140) (1,788) (4,611) (13,560) Adjusted Noninterest expense exc. customer service expense22,928$ 22,781$ 23,617$ 26,377$ 24,939$ 28,220$ 28,879$ 37,839$ 36,930$ 39,552$ Average Assets6,740,157 7,012,084 6,710,191 7,074,136 7,449,361 7,922,934 8,088,622 10,391,150 10,720,238 12,035,375 Noninterest Expense to Average Assets Ratio1.46%1.40%1.51%1.59%1.47%1.55%1.53%1.53%1.55%1.77%Noninterest Expense exc. Customer Service Expense 1.36%1.30%1.41%1.49%1.34%1.42%1.43%1.46%1.38%1.31%to Average Assets Ratio

Copyright © 2022 First Foundation Inc. All Rights Reserved Non-GAAP Financial Measures49 Tangiblecommonequityratioandtangiblebookvaluepersharearenon-GAAPfinancialmeasurementsdeterminedbymethodsotherthaninaccordancewithU.S.GAAP.Tangiblecommonequityratioiscalculatedbytakingtangiblecommonequitywhichisshareholders’equityexcludingthebalanceofgoodwillandintangibleassetsanddividingbytangibleassetswhichistotalassetsexcludingthebalanceofgoodwillandintangibleassets.Tangiblebookvaluepershareiscalculatedbydividingtangiblecommonequitybybasiccommonsharesoutstanding,ascomparedtobookvaluepersharewhichiscalculatedbydividingshareholders’equitybybasiccommonsharesoutstanding.Webelievethesenon-GAAPmeasuresareimportanttoinvestorsandprovidemeaningfulsupplementalinformationregardingtheperformanceoftheCompany.Thisnon-GAAPmeasuresshouldnotbeconsideredasubstituteforfinancialmeasurespresentedinaccordancewithGAAPandmaydifferfromsimilarlytitledmeasuresreportedbyothercompanies.ThetablebelowprovidesareconciliationoftheGAAPmeasureofequitytoassetratiotothenon-GAAPmeasureoftangiblecommonequityratioandtheGAAPmeasureofbookvaluepersharetothenon-GAAPmeasureoftangiblebookvaluepershare: ($ in thousands, except per share amounts)FY 2017FY 2018FY 2019FY 2020FY 20213Q22Tangible Common Equity Ratio & Tangible Book Value Per ShareShareholders' equity394,951$ 559,184$ 613,869$ 695,711$ 1,064,051$ 1,121,965$ Less: Goodwill and intangible assets33,576 99,482 97,191 95,296 222,125 222,290 Tangible Common Equity361,375$ 459,702$ 516,678$ 600,415$ 841,926$ 899,675$ Total assets4,541,185$ 5,840,412$ 6,314,436$ 6,957,160$ 10,196,204$ 12,328,863$ Less: Goodwill and intangible assets33,576 99,482 97,191 95,296 222,125 222,290 Tangible assets4,507,609$ 5,740,930$ 6,217,245$ 6,861,864$ 9,974,079$ 12,106,573$ Equity to Asset Ratio8.70%9.57%9.72%10.00%10.44%9.10%Tangible Common Equity Ratio8.02%8.01%8.31%8.75%8.44%7.43%Book value per share$10.34$12.57$13.74$15.58$18.86$19.90Tangible book value per share$9.46$10.33$11.57$13.44$14.92$15.96Basic common shares outstanding38,207,76644,496,00744,670,74344,667,65056,432,07056,387,671

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